THIS INSTRUMENT WAS PREPARED BY
AND SHOULD BE RETURNED TO:

Patrick K. Rinka, Esquire
Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
215 North Eola Drive
Post Office Box 2809
Orlando, FL  32802-2809
(407) 843-4600








                         MORTGAGE AND SECURITY AGREEMENT


     THIS  MORTGAGE  AND  SECURITY  AGREEMENT  (hereinafter  referred  to as the
"Mortgage") is made and executed on August 12, 2002 by DSTS, LLC, a Florida limited liability company, whose address is 1701 Highway A1A, Suite 304, Vero Beach, FL 32963 (hereinafter referred to as "Borrower") to and in favor of CNL RETIREMENT PROPERTIES, INC., a Maryland corporation, whose address is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 (hereinafter referred to as the "Lender");

                              W I T N E S S E T H:

     THAT WHEREAS, the Borrower is justly indebted to Lender in the principal sum of ONE MILLION EIGHT HUNDRED SEVENTY THOUSAND AND NO/100 DOLLARS ($1,870,000.00), which indebtedness is evidenced and represented by a certain Balloon Promissory Note (hereinafter referred to as the "Note") in that amount executed and delivered by Borrower of even date herewith which is payable, with interest, not later than December 31, 2006; and

     WHEREAS, the Lender, as a condition precedent to the extension of credit or the making of the loan evidenced by the Note, has required that the Borrower provide Lender with security for the payment or repayment of the indebtedness represent by the Note as well as for the performance, observance and discharge by the Borrower of the various covenants, stipulations and agreements made by the Borrower to, with, in favor and for the benefit of Lender with respect to said indebtedness and such security;

     NOW THEREFORE, in consideration of and in order to secure the payment or repayment of the indebtedness evidenced and represented by the Note, together with interest on such indebtedness, as well as the payment of all other sums of money secured hereby, as hereinafter provided, and also to secure the observance,  performance  and  discharge  by  the  Borrower  of  all  covenants, stipulations and agreements set forth in the Note, this Mortgage and in all other documents and instruments executed and delivered by the Borrower to and in favor of Lender for the purpose of further securing the payment or repayment of the indebtedness evidenced and represented by the Note, and in order to charge the properties, interests and rights hereinafter described with such payment, observance, performance and discharge, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Borrower does hereby grant, bargain, sell, alien, remise, release, convey, assign, transfer, pledge, deliver, set over, hypothecate, warrant and confirm unto Lender, its successors and assigns forever, the following described properties, rights and interests (all of which is hereinafter referred to as the "Mortgaged Property"), to wit:

     ALL THAT certain piece, parcel or tract of land or real property (hereinafter referred to as the "Real Property") of which the Borrower is now seized and in actual or constructive possession, situated in Indian River County, Florida described on Exhibit "A" attached hereto and made a part hereof by this reference thereto;

     TOGETHER WITH all buildings, structures and other improvements of any kind, nature, or description, if any, (hereinafter sometimes together referred to as "Improvements") now or hereafter erected, constructed, placed or located upon said Real Property, including, without limitation, any and all additions to, substitutions for or replacements of such Improvements;

     TOGETHER WITH all and singular, the tenements, hereditaments, strips and gores, rights-of-way, easements, privileges and other appurtenances, if any, now or hereafter belonging or in any way appertaining to the Real Property including, without limitation, all right, title, and interest of the Borrower in any after acquired right, title, interest, remainder or reversion, in and to the beds of any ways, streets, avenues, roads, alleys, passages and public places, open or proposed, in front of, running through, adjoining or adjacent to said Real Property (hereinafter sometimes together referred to as "Appurtenances");

     TOGETHER WITH any and all room rentals, leases, rents, royalties, issues, revenues, profits, proceeds, income and other benefits, if any, including accounts receivable, of, accruing to or derived from said Real Property, Improvements and Appurtenances and any business or enterprise presently situate or hereafter operated thereon and therewith (hereinafter sometimes together referred to as "Rents");

     AS  WELL  AS  all  fixtures,   goods,  chattels,   construction  materials,
architectural and construction plans, drawings, shop drawings, furniture, furnishings, equipment, machinery, apparatus, appliances, and other items of personal property, whether tangible or intangible, of any kind, nature or description, whether now owned or hereafter acquired by the Borrower, which is, are or shall hereafter be located upon, attached, affixed to or used or useful, either directly or indirectly, in connection with the complete and comfortable use, occupancy and operation of said Real Property and Improvements as an adult independent living facility together with a clubhouse and related amenities (the "Intended Use") or any other business, enterprise or operation as may hereafter be conducted upon or with said Real Property, Improvements and Appurtenances, including, without limitation, any and all licenses, permits or franchises, used or required in connection with such use, occupancy or operation, together with any and all additions, replacements or substitutions thereto, thereof or therefor as well as the proceeds thereof or therefrom regardless of form (hereinafter sometimes together referred to as "Fixtures and Personal Property"). The Borrower hereby expressly grants to Lender a present security interest in and lien and encumbrance upon said Fixtures and Personal Property;

     TO HAVE AND TO HOLD all of the same unto the Lender and its successors and assigns in fee simple forever;

     AND the Borrower covenants and warrants with and to the Lender that the Borrower is indefeasibly seized of the Mortgaged Property and has good right, full power, and lawful authority to convey and encumber all of the same as aforesaid; that the Borrower hereby fully warrants the title to the Mortgaged Property and will defend the same and the validity and priority of the lien and encumbrance of this Mortgage against the lawful claims of all persons whomsoever; and the Borrower further warrants that the Mortgaged Property is free and clear of all liens and encumbrances of any kind, nature or description; save and except only (with respect to said Real Property, Improvements and Appurtenances) for real property taxes for years subsequent to 2001, such easements as are necessary for the furnishing of utility services to the Real Property and those matters and things noted as exceptions to title in the title insurance policy insuring the lien of this Mortgage which have heretofore been approved by the Lender;

     PROVIDED ALWAYS, however, that if the Borrower shall pay unto the Lender the indebtedness evidenced and represented by the Note, and if the Borrower shall duly, promptly and fully perform, discharge, execute, effect, complete and comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Note, this Mortgage and all other documents and instruments executed as further evidence of or as security for indebtedness secured hereby, then this Mortgage and the estates and interests hereby granted and created shall cease, terminate and be null and void;

     AND the Borrower, for the benefit of the Lender, and its successors and assigns, does hereby expressly covenant and agree:

     1. Payments under Note. To pay the principal of the indebtedness evidenced and represented by the Note, together with all interest thereon, in accordance with the terms of the Note, promptly at the times, at the place, and in the manner that said principal and interest shall become due, and to promptly and punctually pay all other sums required to be paid by the Borrower pursuant to the terms of this Mortgage.

     2. Compliance with Covenants, Agreements and Conditions. To perform, comply with and abide by each and every one of the covenants, stipulations, agreements and conditions contained and set forth in the Note, this Mortgage, and any and all other documents and instruments executed and delivered by the Borrower to and in favor of the Lender as security for, evidence of, or otherwise connected with or incidental to the loan transaction or extension of credit evidenced by the Note and secured by this Mortgage.

     3. Maintenance and Repair of Mortgaged Property. To keep all Improvements now existing or hereafter erected on the Real Property in good order and repair and not to do or permit waste thereof or thereon, nor to alter, remove or demolish any of said Improvements or any Fixtures or Personal Property attached or appertaining thereto without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed, nor to do or permit any other act whereby the Mortgaged Property shall become less valuable, be used for purposes contrary to applicable law, or be used in any manner which will increase the premium for or result in a termination or cancellation of the insurance hereinafter required to be kept and maintained on the Mortgaged Property. In furtherance of, and not by way of limitation upon, the foregoing covenant, Borrower shall effect such repairs as the Lender may reasonably require, and from time to time make all needful and proper replacements so that said Improvements, Appurtenances, Fixtures and Personal Property will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed. Lender, or its agents, shall have the right and shall be permitted, but shall not be required, at all reasonable times, to enter upon and inspect the Mortgaged Property to insure compliance with the foregoing covenants and any and all other covenants, stipulations, agreements and conditions set forth in this Mortgage. Further, not more often than every other year, Lender may obtain at Borrower's expense, an inspection and report with respect to the Mortgaged Property conducted and prepared by an engineer selected by Lender. Borrower shall promptly make such repairs to the Mortgaged Premises as requested by Lender following Lender's review of said inspection report.

     4. Payment of Taxes and Assessments. To pay all and singular such taxes, assessments and public charges as are already levied or assessed or that may be hereafter levied or assessed upon or against the Mortgaged Property, when the same shall become due and payable according to law, before they become delinquent, and before any penalty shall attach thereto, and to deliver official receipts evidencing the payment of the same to the Lender not later than thirty
(30) days following the payment of the same or following Lender's demand therefor.

     5. Payments of Claims and Demands. To pay and discharge from time to time when the same shall become due all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien, charge or encumbrance upon the Mortgaged Property or any part thereof, or on the rents, issues, income, revenues, profits and proceeds arising therefrom and, in general, to do or cause to be done everything necessary so that the lien of this Mortgage shall be fully preserved at the cost of the Borrower, without expense to the Lender.

     6. Discharge of Superior Liens/Permit No Defaults. To pay and discharge or otherwise remove of record within thirty (30) days of filing any claim, lien, imposition or encumbrance against the Mortgaged Property other than this Mortgage.

     7. Property Insurance. Once construction of the Improvements has commenced, thereafter to continuously keep the Improvements and the Fixtures and Personal Property now or hereafter existing, erected, installed and located in or upon the Real Property insured against loss or damage by or abatement of rental or other income resulting from fire, windstorm, and flood, extended coverage and such other hazards, casualties and contingencies and perils on such forms, in such amounts and for such periods as may from time to time be reasonably required by the Lender during the term hereof. All such insurance shall be carried with such company or companies as may be reasonably acceptable to the Lender and the original policy or policies and renewals thereof (or, at the option of the Lender, duplicate originals or certified copies thereof) together with receipts evidencing payment of the premium therefor shall be deposited with, held by and are hereby assigned to Lender as additional security for the indebtedness secured hereby. Each such policy of insurance shall contain a non-contributing loss payable clause in favor of and in form acceptable to Lender and shall provide for not less than thirty (30) days' prior written notice of modification, cancellation, termination or expiration to Lender. In the event of loss by reason of the hazards, casualties, contingencies and perils for which insurance has been required by the Lender, the Borrower shall give immediate notice thereof by mail to the Lender, and the Lender, at its option, may make proof of loss if not made promptly by the Borrower, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to the Lender, instead of to the Borrower and Lender jointly, and the Borrower hereby authorizes Lender to adjust and compromise any losses for which insurance proceeds are payable under any of the aforesaid insurance policies and, after deducting the costs of collection, to apply the proceeds of such insurance, at its option, as follows, to wit: (a) to the restoration or repair of the insured Improvements, Fixtures and Personal Property provided that, in the reasonable opinion and discretion of the Lender, such restoration or repair is reasonably practical and, provided further, that, in the reasonable opinion and discretion of the Lender, either: (i) the insurance proceeds so collected are sufficient to cover the cost of such restoration or repairs of the damage or destruction with respect to which such proceeds were paid, or (ii) the insurance proceeds so collected are not sufficient in themselves to cover the cost of such restoration or repair, but are sufficient therefor when taken together with funds provided and made available by the Borrower from other sources; in which event the Lender shall make such insurance proceeds available to the Borrower for the purpose of effecting such restoration or repairs; but Lender shall not be obligated to see to the proper application of such insurance proceeds nor shall the amount of funds so released or used be deemed to be payment of or on account of the indebtedness secured hereby, or (b) to the reduction of the indebtedness secured hereby as a credit on account thereof in inverse order of maturity in the event that such insurance proceeds are not, in the reasonable opinion and discretion of the Lender, sufficient to cover the cost of such restoration or repairs, and the Borrower does not provide and make available sufficient funds from other sources to make up the deficiency between the amount of insurance proceeds and the estimated cost of such restoration and repairs, or (c) to deliver such insurance proceeds to the owner of the Mortgaged Property to be applied to the cost of such restoration or repair or for other purposes. None of such actions taken by the Lender shall be deemed to be or result in a waiver or impairment of any equity, lien or right of the Lender under and by virtue of this Mortgage. In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the indebtedness secured hereby, all right, title and interest of the Borrower in and to any insurance policies then in force and insurance proceeds then payable shall pass to the purchaser or grantee.

     8. Liability Insurance. To carry and maintain comprehensive general liability insurance against claims for bodily injury, death, property damage, fire, and legal liability on the Mortgaged Property, and automobile liability insurance on owned, non-owned and hired vehicles operated in conjunction with the Mortgaged Property, with limits of not less than One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars
($2,000,000.00) per location aggregate, which shall be issued by an insurance carrier having an AM Best rating of at least A-, VII. Such policy or policies of insurance shall name Lender as an additional insured and shall provide for not less than thirty (30) days' prior written notice of modification, cancellation, termination or expiration to Lender. The original policy or policies and all renewals thereof (or, at the option of the Lender, duplicate originals or certified copies thereof), together with receipts evidencing payment of the premium therefor shall be deposited with, held by and are hereby assigned to Lender as additional security for the indebtedness secured hereby.

     9. Compliance with Law. To observe, abide by and comply with all statutes, ordinances, orders, requirements or decrees relating to the Mortgaged Property enacted, promulgated or issued by any federal, state or municipal authority or any agency or subdivision thereof, and to observe and comply with all conditions and requirements necessary to preserve any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Property or which have been granted to or contracted for by Borrower in connection with any existing, presently contemplated or future use of the Mortgaged Property.

     10. Maintenance of Permits and Licenses. Commencing upon the issuance of a certificate of occupancy for the Improvements to be operated for the Intended Use and thereafter to obtain, keep and constantly maintain in full force and effect during the entire term of this Mortgage, all certificates, licenses and permits necessary to operate the Mortgaged Property for the Intended Use and not to assign, transfer, or in any manner change such certificates, licenses or permits without first receiving the written consent of the Lender to do so.

     11. Perform Obligations of Lessor. To perform every obligation of the Lessor and enforce every obligation of the Lessee in any and every lease or other occupancy agreement that is or may be encumbered or assigned to Lender pursuant to the terms of this Mortgage or otherwise, not to cancel any such lease or occupancy agreement or modify any part thereof which would reduce the term thereof or reduce the rent thereunder, nor anticipate for more than one month any rents that may be collectible under any such lease or occupancy agreement that may have been encumbered or assigned to Lender and not to assign any such lease or occupancy agreement or any such rents to any party other than Lender. In the event of default under any such lease or occupancy agreement by reason of failure of the Borrower to keep or perform one or more of the covenants, agreements or conditions thereof, if such failure is not cured within the applicable grace period, if any, the Lender is hereby authorized and empowered, and may, at its option, remedy, remove or cure any such default, and further, Lender may, at its option and in its sole discretion, pay any sum of money deemed necessary by it for the performance of said covenants, agreements and conditions, or for the curing or removal of any such default, and incur all expenses and obligations which it may consider necessary in connection therewith, and Borrower shall repay on demand all such sums so paid or advanced by Lender together with interest thereon until paid at the rate of 9.35% per annum from the date of such payment until fifteen (15) days after Lender's written demand for payment, and thereafter at the highest rate allowed by law per annum shall be added to and become part of the indebtedness secured hereby.

     12. Parking and Construction. Commencing upon the issuance of a certificate of occupancy for the Improvements to be operated for the Intended Use and thereafter to keep and constantly maintain all drives, parking areas and the number of parking spaces, heretofore approved by the Lender for such Improvements or heretofore or hereafter required for such Improvements by any governmental body, agency or authority having jurisdiction over the Borrower or the Mortgaged Property, and not to erect, build or construct upon any portion of the Mortgaged Property, any building or structure of any kind whatsoever, the erection, building or construction of which has not been previously approved by Lender, which approval shall not be unreasonably withheld or delayed.

     13.Further Assurances. To do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers, assurances, and other instruments, including security agreements and financing statements, as the Lender shall from time to time reasonably require, for the purpose of better assuring, conveying, assigning, transferring and confirming unto the Lender the property and rights hereby encumbered, created, conveyed, assigned or intended now or hereafter so to be encumbered, created, conveyed or assigned or which the Borrower may now be or may hereafter become bound to encumber, create, convey, or assign to the Lender, or for the purpose of carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage, and to pay all filing, registration or recording fees, and all taxes, costs and other expenses, including reasonable attorneys' fees, incident to the preparation, execution, acknowledgment delivery and recordation of any of the same.

     14. Additions to Property. That all right, title and interest of the Borrower in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereinabove described, hereafter acquired by, or released to the Borrower, or constructed, assembled or placed by the Borrower on the Real Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by the Borrower, shall become subject to the lien of this Mortgage as fully and completely and with the same effect as though now owned by the Borrower and specifically described herein, but at any and all times the Borrower will execute and deliver to the Lender any and all such further assurances, mortgages, conveyances, or assignments thereof or security interests therein as the Lender may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

     15. Payments on behalf of Borrower. That should the Borrower fail to make payment of any taxes, assessments or public charges on or with respect to the Mortgaged Property before the same shall become delinquent, or shall fail to make payment of any insurance premiums or other charges, impositions or liens herein or elsewhere required to be paid by the Borrower, then the Lender, at its option, may make payment or payments of the same, and also may redeem the Mortgaged Property from tax sale without any obligation to inquire into the validity of such taxes, assessments and tax sales. In the case of any such payment by the Lender, the Borrower agrees to reimburse the Lender, upon demand therefor, the amount of such payment with any fees and expenses attendant in making the same, together with interest thereon at the rate of 9.35% per annum from the date of such payment until fifteen (15) days after Lender's written demand for payment, and thereafter at the highest rate allowed by law per annum; and, until paid, such amounts and interest shall be added to and become part of the debt secured hereby to the same extent that this Mortgage secures the repayment of the indebtedness evidenced by the Note. Neither the right nor the exercise of the right herein granted unto the Lender to make any such payments as aforesaid shall preclude the Lender from exercising its option to cause the whole indebtedness secured hereby to become immediately due and payable by reason of the Borrower's default in making such payments as hereinabove required, if such default is not cured within the applicable grace period, if any.

     16. Reliance on Bills and Statements. That the Lender, in making any payment herein and hereby authorized in the place and stead of Borrower, relating to taxes, assessments and other governmental or municipal charges, fines, impositions or liens asserted against the Mortgaged Property, may do so according to any bill or statement procured from the appropriate public office without inquiry into the accuracy of the bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof, or relating to any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim or charge if Lender has provided Borrower with a copy of such bill, statement or estimate, and advised Borrower of Lender's intent to pay the same, and Borrower within fifteen (15) days of its receipt thereof fails to provide Lender with evidence reasonably acceptable to Lender of its payment by Borrower or that such payment is not due and owing. In making payments hereby authorized by the provisions of this paragraph, Lender may do so whenever, in its reasonable judgment and discretion, such advance or advances are necessary or desirable to protect the full security intended to be afforded by this instrument.

     17. Escrow Accounts. That, in order to more fully protect the security of this Mortgage, at the request of Lender, the Borrower shall deposit with the Lender, together with and in addition to each monthly payment due on account of the indebtedness evidenced by the Note, an amount equal to one-twelfth (1/12) of the annual total of the estimated real and personal property taxes (and insurance premium if required by Lender) for the Mortgaged Property (all as estimated by the Lender in its sole discretion) so as to place sufficient funds in the hands of Lender for the payment of such taxes, as the same shall become due. The Lender shall hold the sums so deposited and apply the same to the payment of said taxes, as they become due and payable. If at any time the funds so held by Lender are insufficient to pay such taxes as they become due and payable, the Borrower shall immediately, upon notice and demand by Lender, deposit with Lender the amount of such deficiency, and the failure on the part of the Borrower to do so shall entitle the Lender, at its option, to itself make such payments in accordance with its right and pursuant to the conditions elsewhere in this Mortgage provided. Whenever any default exists under this Mortgage, Lender may, at its option, and without obligation so to do, apply any funds so held by it upon such of the indebtedness secured hereby, and in such order and manner of application as Lender may elect.

     18. Condemnation. That all awards and other compensation heretofore or hereafter to be made to Borrower and all subsequent owners of the Mortgaged Property in any taking by eminent domain, either permanent or temporary, of all or any part of the said property or any easement or any appurtenance thereto, including severance and consequential damages and change in grade of any street, are hereby assigned to Lender, and Borrower hereby appoints Lender as its attorney-in-fact, coupled with an interest, and authorizes, directs and empowers such attorney, at the option of said attorney, on behalf of Borrower, its successors and assigns, to adjust or compromise the claim for any such award (with Borrower's prior written consent, unless a default has occurred that has not been cured by Borrower within the applicable grace period, if any, and is continuing) and to alone collect and receive the proceeds thereof, to give proper receipts and acquittances therefor and, after deducting any expenses of collection, at its option, to apply the net proceeds as a credit upon any portion, as selected by Lender, of the indebtedness secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable or that the indebtedness is otherwise adequately secured. Borrower further covenants and agrees to give Lender immediate notice of the actual or threatened commencement of any proceedings under eminent domain and will deliver to Lender copies of any and all papers served in connection with any proceedings. Borrower further covenants and agrees to make, execute and deliver to Lender, at any time or times, upon request, free, clear and discharged of any encumbrance of any kind whatsoever, any and all further assignments and/or other instruments deemed necessary by Lender for the purpose of validly and sufficiently assigning all such awards and other compensation heretofore or hereafter to be made to Lender (including the assignment of any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof).

     19. Attorneys' Fees. That in the event that the Note secured hereby is placed in the hands of an attorney for collection, or in the event that the Lender shall become a party either as plaintiff or as defendant, in any action, suit, appeal or legal proceeding (including, without limitation, foreclosure, condemnation, bankruptcy or administrative proceedings or any proceeding wherein proof of claim is by law required to be filed), hearing, motion or application before any Court or administrative body in relation to the property described or the lien and security interest granted or created hereby or herein, or for the recovery or protection of said indebtedness or said property, or for the foreclosure of this Mortgage, the losing party shall save and hold the prevailing party harmless from and against any and all costs and expenses incurred by the prevailing party on account thereof, including, but not limited to, reasonable attorneys' fees, title searches and abstract and survey charges. The Borrower shall repay, on demand, all such costs and expenses, together with all reasonable attorney's fees, costs and expenses incurred by the Lender in connection with any bankruptcy proceeding involving any person liable hereunder or any person who might now have or hereafter acquire a record interest or other interest in the Mortgaged Property, whether or not there exists any default hereunder, including by way of example, but without limitation, all reasonable attorney's fees, costs, and expenses incurred in connection with motions for relief from the automatic stay and adequate protection, proofs of claim and objections thereto, motions to dismiss or convert bankruptcy cases, approval of disclosure statements and objections thereto, confirmation of plans of reorganization and objections thereto, litigation involving preference and other avoidance powers, motions to value collateral, objections to the sale or use of collateral, and any and all other matters pertaining to any bankruptcy case affecting the Note, this Mortgage, or any other document executed in connection with the loan contemplated thereby, or the enforcement of any of the foregoing described instruments and together with interest thereon until paid at the highest rate allowed by law per annum of which sums, if unpaid, shall be added to and become a part of the indebtedness secured hereby.

     20. Default Rate. That, subject to applicable cure periods, and except as otherwise expressly provided in the Note or this Mortgage, any sums which shall not be paid when due, whether maturing by lapse of time or by reason of acceleration under the provisions of the Note or this Mortgage, and whether principal, interest or money owing for advancements pursuant to the terms of this Mortgage or any other document or instrument executed as security for the Note shall bear interest until paid at the highest rate allowed by law per annum.

     21. No Usury/Severability. That in no event shall the amount of interest due or payment in the nature of interest payable under the Note or this Mortgage exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by the Borrower or received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender, in writing, that the Borrower elects to have such excess sum returned to it forthwith; and if any clauses or provisions herein contained operate or would prospectively operate to invalidate this Mortgage or the Note secured hereby in whole or in part, then, such clauses and provisions only shall be held for naught, as though not herein contained, and the remainder of this Mortgage shall remain operative and in full force and effect.

     22. Bankruptcy of Borrower. That it shall be a default hereunder if the Borrower shall (a) consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of Borrower's assets, or (b) be adjudicated a bankrupt or insolvent, or file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, or (c) make a general assignment for the benefit of creditors, or (d) file a petition or to take advantage of any insolvency law, or (e) file an answer admitting the material allegations of a petition filed against the Borrower in any bankruptcy, reorganization or insolvency proceeding, or (f) itself take action for the purpose of effecting any of the foregoing, or (g) if any order, judgment or decree shall be entered upon an application of a creditor or Borrower by a Court of competent jurisdiction approving a petition seeking appointment of a receiver or trustee of all or a substantial part of the Borrower's assets and such order, judgment or decree shall continue unstayed and in effect for a period of sixty
(60)  days.

     23. Default. That if default be made in the payment of any installment of the Note, whether of principal or interest, and such default is not cured within ten (10) days thereof, or if default be made in the payment of any other sums mentioned herein or in any of the Loan Documents and such default is not cured within fifteen (15) days of notice from Lender, or in the event a breach or default be made by the Borrower in any one of the stipulations, agreements, conditions and covenants of said Note, this Mortgage, or any other documents or instruments executed and delivered by the Borrower to and in favor of the Lender as security for, evidence of or otherwise connected with or incidental to the loan transaction or extension of credit evidenced by the Note and secured by this Mortgage and such default is not cured within thirty (30) days after notice from Lender (or if such default is curable but cannot be cured within such thirty (30) day period, if Borrower does not commence the cure within such thirty (30) day period or does not thereafter diligently pursue the curing of such default to completion), then and upon the occurrence of any one of such events, or upon the happening of any other event which, according to the terms of this Mortgage or the Note shall entitle the holder to accelerate the maturity of the indebtedness evidenced by the Note, the Lender, at its option, may thereupon or thereafter declare the indebtedness evidenced by the Note, as well as all other monies secured hereby, to be forthwith due and payable, whereupon the principal of and the interest accrued on the indebtedness evidenced and represented by the Note and all other sums secured by this Mortgage shall immediately become and be due and payable as if all of said sums of money were originally stipulated to be paid on such day, and thereupon, without notice or demand, the Lender may avail itself of all rights and remedies provided by law and may prosecute a suit at law or in equity as if all monies secured hereby had matured prior to its institution, anything in this Mortgage or in the Note to the contrary notwithstanding. The Lender may foreclose this Mortgage as to the amount so declared due and payable, and the Mortgaged Property shall be sold according to law to satisfy and pay the same together with all costs, expenses and allowances, including, without limitation, a reasonable fee for the Lender's attorneys. The Mortgaged Property may be sold in one parcel, several parcels or groups of parcels, and the Lender shall be entitled to bid at the sale and, if the highest bidder for the Mortgaged Property or any part or parts thereof, shall be entitled to purchase the same. The failure or omission on the part of the Lender to exercise the option for acceleration of maturity and foreclosure of this Mortgage following any default as aforesaid or to exercise any other option granted hereunder to Lender when entitled to do so in any one or more instances, or the acceptance by Lender of partial payment of the indebtedness secured hereby, whether before or subsequent to Borrower's default hereunder, shall not constitute a waiver of any such default or the right to exercise any such option, but such option shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Lender, at the option of Lender, may be rescinded by written acknowledgment to that effect by Lender, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity.

     24. Possession after Default. That at any time after default hereunder that is not cured within the applicable grace period, if any, is continuing, the Lender is authorized, without notice, in its sole discretion to enter upon and take possession of the Mortgaged Property or any part thereof and to perform any acts which the Lender deems necessary or proper to conserve the security herein intended to be provided by said property, to operate any business or businesses conducted thereon and to collect and receive all rents, issues and profits thereof and therefrom, including those past due as well as those accruing thereafter.

     25. Appointment of Receiver. That if, at any time after a default hereunder that is not cured within the applicable grace period, if any, is continuing, in the opinion of the Lender, a receivership may be necessary to protect the Mortgaged Property, or its rents, issues, revenue, profits or proceeds, whether before or after maturity of the indebtedness secured hereby and whether before or at the time of or after the institution of suit to collect such indebtedness, or to enforce this Mortgage, the Lender, as a matter of strict right and regardless of the value of the Mortgaged Property or the amounts due hereunder or secured hereby, or of the solvency of any party bound for the payment of such indebtedness, shall have the right, upon ex parte application, without notice to anyone, and by any Court having jurisdiction, to the appointment of a receiver to take charge of, manage, preserve, protect and operate the Mortgaged Property, to collect the rents, issues, revenues, profits, proceeds and income thereof, to make all necessary and needful repairs, and to pay all taxes, assessments and charges against said property and all premiums for insurance thereon, and to do such other acts as may by such court be authorized and directed, and after payment of the expenses of the receivership and the management of the Mortgaged Property to apply the net proceeds of such receivership in reduction of the indebtedness secured hereby or in such other manner as the Court shall direct. Such receivership shall, at the option of Lender, continue until full payment of all sums hereby secured, or until title to the Mortgaged Property shall have passed by sale under this Mortgage. Borrower hereby specifically waives its right to object to the appointment of a receiver as aforesaid and hereby expressly agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to the Lender.

     26. Rights and Remedies. That the rights and remedies herein provided are cumulative and Lender, as the holder of the Note and of every other obligation secured hereby, may recover judgment thereon, issue execution therefor and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby and no enumeration of special rights or powers by any provisions hereof shall be construed to limit any grant of general rights or powers, or to take away or limit any and all rights granted to or vested in Lender by law, and Borrower further agrees that no delay or omission of the Lender to exercise any rights or power accruing to it hereunder shall impair any such right or power or shall be construed to be a waiver of any such event of default hereunder or an acquiescence therein; and every right, power and remedy granted herein to the Lender may be exercised from time to time as often as may be deemed expedient by the Lender.

     27. Lender's Right to Release. That Lender, without notice and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior mortgages or other liens thereon, may release any part of the security described herein or may release any person liable for any indebtedness secured hereby without in any way affecting the priority of this Mortgage, to the full extent of the indebtedness remaining unpaid hereunder, upon any part of the security not expressly released. Lender may, at its option and within its sole discretion, also agree with any party obligated on said indebtedness, or having any interest in the security described herein, to extend the time for payment of any part or all of the indebtedness secured hereby, and such agreement shall not, in any way, release or impair this Mortgage, but shall extend the same as against the title of all parties having any interest in said security, which interest is subject to this Mortgage.

     28. No Waiver of Rights. That in the event Lender: (a) releases, as aforesaid, any part of the security described herein or any person liable for any indebtedness secured hereby, or (b) grants an extension of time on any payments of the indebtedness secured hereby, or (c) takes other or additional security for the payment thereof, or (d) waives or fails to exercise any rights granted herein or in said Note, any said act or omission shall not release Borrower, subsequent purchasers of the Mortgaged Property or any part thereof, or makers, sureties, endorsers or guarantors, if any, of the Note, from any obligation or any covenant of its Mortgage or of the said Note, nor preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made, or any subsequent default.

     29. Transfer of Mortgage Property or Ownership of Borrower/Additional Borrower Debt. That, without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed, transfer or conveyance of all or any portion of the legal or beneficial ownership of the Mortgaged Property, whether voluntarily or by operation of law, shall constitute a default under the terms of this Mortgage and entitle the Lender, at its option, to accelerate all sums due on account of the Note secured hereby. Lender, however, may elect to waive its option to accelerate if, prior to any such sale or transfer of the Mortgaged Property the following conditions shall be fully satisfied: (a) the Lender acknowledges in writing that, in its sole discretion, the credit worthiness of the proposed transferee and the ability and experience of the proposed transferee to continue to operate the Mortgaged Property are satisfactory to Lender, and (b) Lender and the proposed transferee shall enter into an agreement in writing that the interest payable on the sum secured hereby shall be at such rate as Lender shall request. That in the event the ownership of the Mortgaged Property, or any part thereof, shall become vested in a person other than the Borrower, whether with or without the prior written consent of the Lender, the Lender may, without notice to the Borrower, deal with such successor or successors in interest with reference to the Mortgaged Property, this Mortgage and the Note secured hereby in the same manner and to the same extent as with the Borrower without in any way vitiating or discharging the Borrower's liability hereunder or upon the debt hereby secured. No sale, transfer or conveyance of the Mortgaged Property, no forbearance on the part of the Lender and no extension of the time for the payment of the debt hereby secured given by the Lender shall operate to release, discharge, modify, change or affect the original liability of the Borrower, either in whole or in part, unless expressly set forth in writing executed by the Lender. Until the Note shall be paid in full, Borrower shall not, without the express written consent of Lender, which consent shall not be unreasonably withheld or delayed, incur any additional debt, except in the ordinary course of business.

     30. Junior and Secondary Liens. That so long as the Note secured hereby remains unpaid, the Borrower shall neither voluntarily nor involuntarily permit the Mortgaged Property or any part thereof to become subject to any secondary or other junior lien, mortgage, security interest or encumbrance of any kind whatsoever without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed, and the imposition of any such secondary or junior lien, mortgage, security interest or encumbrance shall, subject to the cure period set forth in Paragraph 6 above, constitute an event of default hereunder and entitle the Lender, at its option, to declare all sums due on account of the Note to be and become immediately due and payable. In the event that Lender shall hereafter give its written consent to the imposition of any such secondary or junior lien, mortgage, security interest or other encumbrance upon the Mortgaged Property, the Lender, at its option, shall be entitled to accelerate the maturity of the indebtedness secured hereby and exercise any and all remedies provided and available to Lender hereunder, in the event that the holder of any such secondary or junior lien or encumbrance shall institute foreclosure or other proceedings to enforce the same; it being
understood   and  agreed  that  a  default  under  any  instrument  or  document evidencing, securing or secured by any such secondary or junior lien or encumbrance shall be and constitute an event of default hereunder.

     31. Loan Documents/Cross Default. That the Note secured hereby is also secured by the terms and provisions of an Assignment of Leases, Rents and Profits recorded among the Public Records of Indian River County, Florida and, additionally, may be secured by contracts or agreements of guaranty, or other security documents. The terms and provisions of each of such documents shall be considered a part hereof as fully as if set forth herein verbatim. Any default under this Mortgage or the Note secured hereby that is not cured within the applicable grace period (if any) shall constitute an event of default under the aforesaid Assignment of Leases, Rents and Profits and any other security documents, and any default under said Assignment of Leases, Rents and Profits or other security documents that is not cured within the applicable grace period (if any) shall likewise constitute a default hereunder and under the Note secured hereby. Notwithstanding the foregoing, the enforcement or attempted enforcement of this Mortgage or any other such security document now or hereafter held by Lender shall not prejudice or in any manner affect the right of Lender to realize or enforce any other security document; it being understood and agreed that the Lender shall be entitled to enforce this Mortgage and any other security document now or hereafter held by it in such order and manner as Lender, in its sole discretion, shall determine.

     32. Reporting. The Borrower shall provide annually within ninety (90) days of each calendar year end financial statements on Borrower, which statements shall include at a minimum, a balance sheet, income statement, and a cash flow analysis, and such other information as Lender may reasonably require with respect to the statements (but Lender shall have no right to require such statements to be audited or renewed by a certified public accountant). Borrower shall also provide to the Lender on an annual basis (i) a cash flow analysis of Borrower and (ii) within thirty (30) days of filing, a copy of all federal income tax returns of Borrower. Further, at the request of Lender, Borrower shall also provide to Lender a quarterly operating statement within thirty (30) days following the end of any such quarter.

     33. Depository Account. For so long as the Note and the obligations of Borrower under the Loan Documents remain outstanding the Borrower shall maintain its depository accounts held in connection with the Mortgaged Property at CNL Bank.

     34. Future Advances. That this Mortgage shall secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or to be made at the option of the Lender, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage, but the total of such secured indebtedness shall not exceed at any one time a maximum principal amount equal to FIFTY-FIVE MILLION AND NO/100 DOLLARS ($55,000,000.00) plus interest, and any advances or disbursements made for the benefit or protection of or the payment of taxes, assessments, levies or insurance upon the Mortgaged Property with interest on such disbursements as provided herein. To the extent that this Mortgage may secure more than one note, a default in the payment of any such note secured hereby that is not cured within the applicable grace period, if any, shall constitute a default in the payment of all such notes.

     35. Security Agreement. That this Mortgage is and shall be deemed to create, grant, give and convey a mortgage of, a lien and encumbrance upon, and a present security interest in both real and personal property, including all fixtures, goods, chattels, construction materials, architectural and construction plans, drawings, shop drawings, furniture, furnishings, equipment, machinery, apparatus, appliances, and other items of personal property, whether tangible or intangible, of any kind, nature or description, whether now owned or hereafter acquired by the Borrower, hereinabove particularly or generally described and conveyed, whether now or hereafter affixed to, located upon, necessary for or used or useful, either directly or indirectly, in connection with the operation of the Mortgaged Property for its Intended Use and this Mortgage shall also serve as a "Security Agreement" within the meaning of that term as used in the Uniform Commercial Code as adopted and in force from time to time in the State of Florida, and shall be operative and effective as a Security Agreement in addition to, and not in substitution for, any other Security Agreement executed by the Borrower in connection with the extension of credit or loan transaction secured hereby. The Borrower agrees to and shall, upon the request of Lender, execute and deliver to Lender, in form satisfactory to Lender, such "Financing Statements," descriptions of property and such further assurances as Lender, in its sole discretion, may from time to time consider necessary to create, perfect, continue and preserve the lien and encumbrances hereof and the security interest granted herein upon and in such the real and personal property described herein including all fixtures, goods, chattels, construction materials, architectural and construction plans, drawings, shop drawings, furniture, furnishings, equipment, machinery, apparatus, appliances, and other items of personal property, whether tangible or intangible, of any kind, nature or description, whether now owned or hereafter acquired by the Borrower, herein specifically or generally described and intended to be the subject of the security interest, lien and encumbrance hereby created, granted and conveyed. The Lender, at the expense of the Borrower, may or shall cause such statements, descriptions and assurances and this Mortgage to be recorded and re-recorded, filed and refiled, at such times and in such places as may be required or permitted by law to so create, perfect and preserve the lien and encumbrance hereof upon all of said property.

     36. Successors and Assigns. The provisions hereof shall be binding upon the Borrower and the heirs, devisees, personal representatives, successors and assigns of the Borrower, and inure to the benefit of Lender and its successors and assigns. The words "Borrower" and "Lender" shall be interpreted to mean singular, plural, feminine, masculine or neuter as the context shall require.

     37. Environmental Representations and Warranties. Borrower warrants and represents to Lender that to the best of Borrower's knowledge after due and diligent inquiry: (a) the Mortgaged Property described herein is now and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), Public Law No. 96-510, 94 Stat. 2767, 42 U.S.C. 9601 et seq, and the Super fund Amendments and Reauthorization Act of 1986 ("SARA"), Public Law No. 99-499, 100 Stat. 1613, and (b)(i) as of the date hereof there are no hazardous materials, substances, wastes or other environmentally regulated substances
(including without limitation, any materials containing asbestos, other than asbestos in the floor tiles in the stairwells) located on, in or under the Mortgaged Property or used in connection therewith, or (ii) Borrower has fully disclosed to Lender in writing the existence, extent and nature of any such hazardous materials, substances, wastes or other environmentally regulated substances, which Borrower is legally authorized and empowered to maintain on, in or under the Mortgaged Property or use in connection therewith, and Borrower has obtained and will maintain all licenses, permits and approvals required with respect thereto, and is in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals. Borrower further warrants and represents that it will promptly notify Lender of any change in the nature or extent of any hazardous materials, substances or wastes maintained on, in or under the Mortgaged Property or used in connection therewith, and will transmit to Lender copies of any citations, orders, notices or other material governmental or other communication received with respect to any other hazardous materials, substances, wastes or other environmentally regulated substances affecting the Mortgaged Property. Borrower shall indemnify and hold Lender harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including clean-up costs), judgments and expenses (including reasonable attorneys', consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against Lender as a direct or indirect result of any warranty or representation made by Borrower in this paragraph being false or untrue in any respect or any requirement under any law, regulation or ordinance, whether local, state or federal, which requires the elimination or removal of any hazardous materials, substances, wastes or other environmentally regulated substances. Borrower's obligations hereunder shall not be limited to any extent by the term of the Note secured hereby, and, as to any act or occurrence prior to payment in full and satisfaction of said Note which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of said Note and this Mortgage or foreclosure under this Mortgage, or delivery of a deed in lieu of foreclosure, if Lender has acquired title to the Mortgaged Property by foreclosure or acceptance of a deed in lieu thereof.

     38. Governing Law. This instrument is to be governed by and construed in accordance with the laws of the State of Florida.

     39. Partial Release of Mortgage. Lender acknowledges that Borrower intends to construct single-family duplexes or "villas" on a portion of the Property (the "Single Family Parcel") and that Borrower intends to transfer fee simple title to the Single Family Parcel to an entity owned by or affiliated with the Borrower prior to commencing any construction activity thereon. Provided
Borrower is not in default under this Mortgage, the Note or any of the other Loan Documents, Lender will release the Single Family Parcel from the lien and encumbrance of this Mortgage, provided that (i) Borrower shall make request for such partial release to the Lender in writing, together with a proposed legal description of the Single Family Parcel, and (ii) Lender shall approve the proposed legal description of the Single Family Parcel, which approval shall not be unreasonably withheld or delayed.

     IN WITNESS WHEREOF, the said Borrower has caused these presents to be executed as of the date and year first above written.

     Signed, sealed and delivered DSTS, LLC, a Florida limited liability company in the presence of:

/s/ J. Gordon Arkin                       By: /s/ Dan Simmons
---------------------------------         --------------------------------
Signature of Witness                      Printed Name: Dan Simmons
                                          Title:  Member/Manager
J. Gordon Arkin
---------------------------------
Printed Name of Witness


/s/ Patrick K. Rinka
---------------------------------
Signature of Witness

Patrick K. Rinka
---------------------------------
Printed Name of Witness



STATE OF FLORIDA             ss.
COUNTY OF ORANGE             ss.

     The foregoing instrument was sworn to and subscribed before me on August 6, 2002 by Dan Simmons, as Member/Manager, of DSTS, LLC, a Florida limited liability company, on behalf of the limited liability company. He/She [x] is personally known to me or [ ] produced a driver's license as identification and did take an oath.

      (NOTARY SEAL)                    /s/ Patrick K. Rinka
                                       ------------------------------------
                                       Notary Public Signature
                                       Patrick K. Rinka
                                       ------------------------------------
                                       (Name typed, printed or stamped)
                                       Notary Public, State of
                                       Commission No.:
                                       ----------------------------------
                                       My Commission Expires:

                                  EXHIBIT "A"

                     LEGAL DESCRIPTION OF THE REAL PROPERTY